PAX WORLD


SEMI-ANNUAL REPORT




PAX WORLD BALANCED FUND
PAX WORLD GROWTH FUND
PAX WORLD HIGH YIELD FUND



30 June 2000

Dear Pax World Fund Family Shareholders,

     In our last letter, we mentioned to our shareholders that "what is in vogue now can, in today's market, vanish in a cyber-blink." Although the momentum of the market didn't vanish, many of the stocks representing the "new economy" went through a wrenching correction throughout the early spring and summer. The steps we had taken to limit our exposure to the technology sector held us in good stead during this period. Most recently, the general market has recovered with the exception of the dot.com universe.

     Going forward, the big question for the market is whether the Federal Reserve is finished raising interest rates and what effect this will have on the economy. It is too early to tell for certain, but we believe interest rates are near their peak. With a slight slowdown in the economy, benign inflation and strong corporate profits, we expect the second half of 2000 to be good and we remain bullish.

     Congratulations are in order for our very own Anita Green, director of Social Research and Corporate Activities. Anita was the recipient of the "Making a Difference" award given by Capital Missions Company during the "Making a Profit While Making a Difference" conference. Anita received a plaque and a grant of $1,500 to be given to the socially responsible non-profit organization(s) of her choice.

     At the same conference, the Pax World Balanced Fund also received an award from Business Ethics magazine as the top balanced fund within the socially responsible investment community.

     Please join us in welcoming Paul Gulden as co-manager of the Pax World Growth Fund. Paul's expertise as a growth stock manager is backed by more than 30 years of investment experience, and we are pleased to have him as part of the Pax team. In general, the managers of the Balanced, Growth and High Yield Funds have continued to turn in competitive performance versus their benchmarks and they are to be commended for a fine job.

     We look forward to the remainder of 2000, firmly believing that social responsibility and superior investment performance can share the spotlight.

     Sincerely,





     Laurence A. Shadek                     Thomas W. Grant
     Chairman                               President

August 8, 2000

Dear Pax World Fund Family Shareholders,

     In addition to screening companies and engaging in activities relating to our screens during the first six months of 2000, Pax World Management Corp.'s Social Research Department also issued a challenge to the mutual fund industry as a whole regarding matters of transparency and disclosure.

     Historically, when you inquired about our vote on a particular proxy ballot, Pax World disclosed the information to you in writing. Although transparency at this level is very rare in the mutual fund industry, Pax World has taken it even further. In May, we posted our proxy votes on our website, www.paxfund.com, making them available for viewing by shareholders and the general public alike. To put this into perspective, only three of the more than 5,500 equity funds available for investment have attained this level of transparency - and two of them are Pax World funds.

     In April, we issued a joint press release with the Silicon Valley Toxics Coalition announcing our support of the computer recycling and "take-back" directives sponsored by the European Union (EU). In a letter writing campaign to key members of the EU, we expressed our belief that computer manufacturers must accept responsibility for the life-cycle consequences of their products. On June 13, 2000, despite opposition from the United States Government and the American Electronics Association, the European Commission directives were adopted. Within five years, producers will be responsible for new "take-back" standards for electrical and electronic equipment. We hope that increased awareness and support will result in similar measures being adopted in the United States.

     Finally, an update on Gap, Inc. and the class-action lawsuit alleging abusive labor conditions in the Northern Marianas Islands (Saipan). The majority of defendants have agreed to settle the suit and allow independent monitors into the factories. We are disappointed that Gap, Inc. is not among them. The company's unsatisfactory response along with a decline in its financial performance has resulted in our divestment of all Gap, Inc. shares.

     For the remainder of the year, we look forward to continuing our focus on research and seeking opportunities for Pax World to uphold the highest level of social commitment.

Sincerely,

//Anita Green//

Anita Green
Director of Social Research and Corporate Activities

August 8, 2000

                                                               Table of Contents

P A X W O R L D Balanced Fund, Inc.
      Portfolio Managers' Comments .......................................     4
      Portfolio Highlights ...............................................     5
      Schedule of Investments ............................................     6
      Statement of Assets & Liabilities ..................................    11
      Statement of Operations ............................................    12
      Statement of Changes in Net Assets .................................    13
      Notes to Financial Statements ......................................    14
      Financial Highlights ...............................................    19

P A X W O R L D Growth Fund, Inc.
      Portfolio Manager's Comments .......................................    20
      Portfolio Highlights ...............................................    21
      Schedule of Investments ............................................    22
      Statement of Assets & Liabilities ..................................    24
      Statement of Operations ............................................    25
      Statement of Changes in Net Assets .................................    26
      Notes to Financial Statements ......................................    27
      Financial Highlights ...............................................    34

P A X W O R L D High Yield Fund, Inc.
      Portfolio Manager's Comments .......................................    36
      Portfolio Highlights ...............................................    37
      Schedule of Investments ............................................    38
      Statement of Assets & Liabilities ..................................    43
      Statement of Operations ............................................    44
      Statement of Changes in Net Assets .................................    45
      Notes to Financial Statements ......................................    46
      Financial Highlights ...............................................    53

P A X W O R L D Balanced Fund, Inc.

                     CHRISTOPHER H. BROWN & ROBERT P. COLIN
                              PORTFOLIO CO-MANAGERS

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF PAX WORLD BALANCED FUND DURING THE FIRST SIX MONTHS OF 2000?

A. Rising interest rates throughout the first half of the year served to dampen investor enthusiasm for stocks. The Federal Reserve has raised interest rates six times over the past 18 months and these moves now appear to be achieving the announced goal of slowing economic growth. We took advantage of rising interest rates by adding to the bond component of the Fund's portfolio. Downside volatility was mitigated by purchasing short maturity bonds and thus maintaining an overall low average maturity schedule. Also, we purchased or added to a number of common stocks having attractive dividend yields.

     The result of these actions contributed to a rise in interest and dividend income to the Fund during the first half of the year, which, in turn, aided the performance of the Fund over that period. Further, the increase in interest and dividend income to the Fund helped translate into a higher dividend to our shareholders.

Q.   WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD DURING THIS PERIOD?
A. On the sell side of the ledger, we eliminated three companies from the portfolio: GAP, MERCK, and PITNEY BOWES. In each of these instances, there were fundamental concerns about the outlook for their businesses. In the case of GAP, there were social concerns as well relating to alleged abusive labor conditions that caused Pax to sell the stock. Two of the Fund's largest holdings - AMGEN and VODAFONE AIRTOUCH PLC - were reduced in order to provide funds for various other equity purchases.

     With respect to purchases, our idea to augment interest and dividend income prompted an increase in the bond portfolio weighting from 26% of assets at year-end 1999 to 29% of assets at mid-year 2000. Additionally, we added to most of the Fund's high-yielding utility stocks during the period and established new positions in a number of energy companies including AES CORP., DYNEGY, and EQUITABLE RESOURCES.

Q.   HOW DID THE BALANCED FUND PERFORM DURING THE FIRST SIX MONTHS OF 2000?
A. Led by a 9.1% decline in the Dow Jones Industrial Average, the first half of 2000 proved to be an adverse period for most stock markets around the world. Despite this fact, the Balanced Fund achieved a modest gain of 1.54%. The Net Asset Value (NAV) of the Fund rose from $23.40 per share at year-end 1999 to $23.76 per share as of June 30, 2000. This result was slightly in excess of the Lipper Balanced Fund Average performance of 1.34% and was better than the S&P 500 Total Return of - 0.42%.

                                                            Portfolio Highlights
                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.


KEY STATISTICS

Year-to-Date Change
  in NAV ($23.40 to $23.76)............ $0.36

Year-to-Date Change in
 Total Net Assets ($1.065
 to $1.149 billion)............. $8.4 million

Year-to-Date Total Return.............. 1.54%

1 Year Total Return.................... 9.71%

5 Year Average Total
  Return.............................. 18.71%

10 Year Average Total
  Return.............................. 13.06%

TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

TEN LARGEST STOCK HOLDINGS

                                  PERCENT OF
COMPANY                           NET ASSETS

Amgen, Inc...........................  5.21%
Enron Corp...........................  5.06%
Vodafone AirTouch,
  PLC ADR............................  3.43%
EMC Corp. (Mass.)....................  3.36%
Sony Corp. ADR.......................  2.06%
Koninklijke Philips
  Electronics, NV ADR................  1.91%
US West, Inc. -
  Communications Group...............  1.87%
Peoples Energy Corp. ................  1.69%
KeySpan Corp.........................  1.61%
SBC Communications, Inc..............  1.51%

Total................................ 27.71%


ASSET  ALLOCATION
(PIE CHART)
US Stocks 53%
Foreign Stocks 10%
Bonds 29%
Cash & Equivalents 8%

SECTOR DIVERSIFICATION
(PIE CHART)
Government Agency Bonds 28%
Corporate Bonds 1%
Consumer Products & Services 14%
Telecommunications 12%
Health Care 12%
Technology 10%
Cash & Equivalents 8%
Energy 7%
Utilities 6%
Financial/Real Estate 2%

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.


PERCENT OF NET ASSETS,                                  NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                    OF SHARES             VALUE

   STOCKS: 63.1%

   COMMON STOCKS: 61.9%

CONSUMER PRODUCTS AND SERVICES: 13.7%
   Best Foods, Inc. ..............................     150,000      $ 10,387,500
   Costco Wholesale Corp. ........................     300,000         9,900,000
   CVS Corp. .....................................     100,000         4,000,000
   General Mills, Inc. ...........................     250,000         9,562,500
   Koninklijke Philips Electronics, NV ADR .......     460,000        21,850,000
   Masco Corp. ...................................     400,000         7,225,000
   MediaOne Group, Inc. ..........................     225,000        14,920,594
   RadioShack Corp. ..............................     300,000        14,212,500
   Sony Corp. ADR ................................     250,000        23,578,125
   Starbucks Corp. ...............................     420,000        16,038,750
   Sysco Corp. ...................................     100,000         4,212,500
   Tribune Co. ...................................     400,000        14,000,000
   Wendy's International, Inc. ...................     396,540         7,063,369
                                                                    ------------
                                                                     156,950,838
                                                                    ------------
ENERGY: 7.1%
   AES Corp. .....................................     150,000         6,843,750
   Dynegy, Inc. ..................................     100,000         6,831,250
   Enron Corp. ...................................     900,000        58,050,000
   Equitable Resources, Inc. .....................     100,000         4,825,000
   Questar Corp. .................................     250,000         4,843,750
                                                                    ------------
                                                                      81,393,750
                                                                    ------------
FINANCIAL: 1.7%
   American Gen Corp. ............................     200,000        12,200,000
   SLM Holding Corp. .............................     200,000         7,487,500
                                                                    ------------
                                                                      19,687,500
                                                                    ------------
HEALTH CARE: 12.1%
   Abbott Labs ...................................      50,000         2,228,125
   Amgen, Inc. ...................................     850,000        59,712,500
   Baxter International, Inc. ....................     200,000        14,062,500
   Bristol-Myers Squibb Co. ......................     250,000        14,562,500
   Edwards Lifesciences Corp. ....................     200,000         3,700,000
   Guidant Corp. .................................     200,000         9,900,000
   Johnson & Johnson .............................     100,000        10,187,500
   Medtronic, Inc. ...............................     225,000        11,207,813

                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.


PERCENT OF NET ASSETS,                                  NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                    OF SHARES             VALUE

   COMMON STOCKS, continued

HEALTH CARE, continued
   Stryker Corp. .................................     300,000      $ 13,125,000
                                                                    ------------
                                                                     138,685,938
                                                                    ------------
TECHNOLOGY: 10.0%
   America Online, Inc. ..........................     120,000         6,330,000
   Apple Computer ................................     300,000        15,712,500
   ASM Lithography Holdings, NV ..................     150,000         6,618,750
   Cisco Systems, Inc. ...........................     200,000        12,712,500
   Computer Associates International, Inc. .......     175,000         8,957,812
   EMC Corp. (Mass.) .............................     500,000        38,468,750
   Fiserv, Inc. ..................................     275,000        11,893,750
   Microsoft Corp. ...............................     100,000         8,000,000
   SAP Aktiengesellschaft ADR ....................      50,000         2,346,875
   Yahoo! Inc. ...................................      35,000         4,335,625
                                                                    ------------
                                                                     115,376,562
                                                                    ------------
TELECOMMUNICATIONS: 12.2%
   Allegiance Telecom, Inc. ......................     100,000         6,400,000
   BellSouth Corp. ...............................     365,000        15,558,125
   Cable & Wireless, PLC .........................     200,000        10,012,500
   Loral Space & Communications ..................     500,000         3,468,750
   McLeodUSA, Inc. ...............................     300,000         6,206,250
   SBC Communications, Inc. ......................     400,000        17,300,000
   Telefonos de Mexico, SA ADR
      (representing ordinary shares L) ...........     200,000        11,425,000
   U.S. West, Inc. - Communications Group ........     250,000        21,437,500
   Vodafone AirTouch, PLC ADR ....................     950,000        39,365,625
   WorldCom, Inc. ................................     200,000         9,175,000
                                                                    ------------
                                                                     140,348,750
                                                                    ------------
UTILITIES: 5.1%
   American Water Works, Inc. ....................     200,000         5,000,000
   DPL, Inc. .....................................     350,000         7,678,125
   KeySpan Corp. .................................     600,000        18,450,000
   NiSource, Inc. ................................     400,000         7,450,000
   Peoples Energy Corp. ..........................     600,000        19,425,000
                                                                    ------------
                                                                      58,003,125
                                                                    ------------
TOTAL COMMON STOCKS ..............................                   710,446,463
                                                                    ------------

                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.


PERCENT OF NET ASSETS,                                      NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                        OF SHARES         VALUE

   PREFERRED STOCKS: 1.2%

CONSUMER PRODUCTS AND SERVICES: 0.5%
   Cox Communications, Inc. Series I
     7.000% Convertible Preferred ................          50,000  $  3,071,875
   Suiza Foods Corp. Capital Trust II
     5.500% Convertible Preferred ................          75,000     2,864,100
                                                                    ------------
                                                                       5,935,975
                                                                    ------------
REAL ESTATE: 0.3%
   Equity Residential Properties Trust
     Series G 7.250% Convertible
     Preferred ...................................         160,000     3,600,000
                                                                    ------------

UTILITIES: 0.4%
   NiSource, Inc. 7.750% Series B
     Convertible Preferred .......................         120,000     4,747,500
                                                                    ------------

TOTAL PREFERRED STOCKS ...........................                    14,283,475
                                                                    ------------
TOTAL STOCKS .....................................                   724,729,938
                                                                    ------------

  BONDS: 29.0%....................................
                                                         PRINCIPAL
  GOVERNMENT AGENCY BONDS: 27.7%..................          AMOUNT

Federal Home Loan Bank System
   5.250%, due August 9, 2002 ....................    $ 10,000,000     9,667,200
   6.890%, due August 28, 2002 ...................       5,000,000     4,957,050
   7.125%, due October 4, 2002 ...................      10,000,000     9,959,400
   5.025%, due November 5, 2002 ..................      10,000,000     9,581,200
   5.905%, due December 23, 2002 .................      14,000,000    13,636,840
   7.250%, due February 28, 2003 .................      10,000,000     9,990,600
   5.750%, due April 28, 2003 ....................       7,000,000     6,758,290
   6.495%, due June 23, 2003 .....................       5,000,000     4,891,400
   5.590%, due October 6, 2003 ...................      12,000,000    11,482,440
   5.335%, due February 19, 2004 .................      10,000,000     9,457,800
   5.485%, due February 26, 2004 .................       5,000,000     4,750,000
   6.000%, due May 25, 2004 ......................       5,885,000     5,640,419
   6.805%, due June 28, 2004 .....................       5,000,000     4,897,650
   6.000%, due October 6, 2004 ...................       5,000,000     4,771,850
   6.750%, due November 16, 2004 .................       5,000,000     4,870,300
   7.250%, due February 14, 2005 .................       5,000,000     4,971,850

                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.


PERCENT OF NET ASSETS,                                   PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                           AMOUNT         VALUE

   GOVERNMENT AGENCY BONDS, continued

Federal Home Loan Bank System, continued
   7.520%, due March 15, 2005 ....................    $ 10,000,000  $  9,982,800
   7.250%, due May 13, 2005 ......................      10,000,000    10,084,400
   7.800%, due May 16, 2005 ......................      10,000,000    10,107,800

Federal Home Loan Mortgage Corp. .................
   5.400%, due January 14, 2002 ..................       5,000,000     4,889,050
   6.180%, due June 14, 2002 .....................       5,000,000     4,910,950
   6.110%, due June 18, 2003 .....................      10,000,000     9,704,700
   7.500%, due January 12, 2005 ..................       5,000,000     4,975,800

Federal National Mortgage Association
   6.110%, due September 20, 2000 ................      12,000,000    11,990,640
   6.080%, due September 25, 2000 ................       5,000,000     4,995,300
   5.820%, due December 5, 2000 ..................      15,000,000    14,932,050
   5.370%, due February 7, 2001 ..................      20,000,000    19,809,400
   5.410%, due February 13, 2001 .................      10,000,000     9,903,100
   5.360%, due February 16, 2001 .................      10,000,000     9,900,000
   6.710%, due July 24, 2001 .....................       7,000,000     6,975,920
   6.510%, due September 27, 2002 ................       5,000,000     4,935,930
   5.430%, due November 3, 2003 ..................      10,000,000     9,518,700
   5.375%, due November 17, 2003 .................       8,000,000     7,617,520
   5.810%, due February 23, 2004 .................      10,000,000     9,578,100
   6.000%, due March 12, 2004 ....................      10,000,000     9,606,200
   5.880%, due March 25, 2004 ....................       9,000,000     8,621,730
   6.930%, due June 30, 2004 .....................       5,000,000     4,896,100
   7.400%, due June 27, 2005 .....................      10,000,000     9,943,700
                                                                    ------------

TOTAL GOVERNMENT AGENCY BONDS ....................                   318,164,179
                                                                    ------------
   CORPORATE BONDS: 1.3%
   American General Finance Corp.
     5.750%, due November 1, 2003 ................       5,000,000     4,761,305
   Sears Roebuck Acceptance Corp. ................
     6.000%, due March 20, 2003 ..................       5,000,000     4,796,535
   Vodaphone Airtouch, PLC
    7.625%, due February 15, 2005 ................       5,000,000     5,011,710
                                                                    ------------

TOTAL CORPORATE BONDS ............................                    14,569,550
                                                                    ------------

TOTAL BONDS ......................................                   332,733,729
                                                                    ------------

                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.


PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                          AMOUNT          VALUE


   CERTIFICATES OF DEPOSIT: 0.1%

   South Shore Bank (Chicago, IL) 5.650%,
     due October 11, 2000 ........................   $  1,000,000   $  1,000,000
   Self Help Credit Union 6.160%, due
     May 30, 2001 ................................        500,000        500,000
                                                                  --------------
TOTAL CERTIFICATES OF DEPOSIT ....................                     1,500,000
                                                                  --------------

                                                           NUMBER
                                                        OF SHARES

   MONEY MARKET SHARES: 6.4%

   Pax World Money Market Fund ...................     73,246,020     73,246,020
                                                                  --------------
TOTAL INVESTMENTS: 98.6% .........................                 1,132,209,687
   Cash and receivables, less
     liabilities: 1.4% ...........................                    16,454,559
                                                                  --------------
Net assets: 100% .................................                $1,148,664,246
                                                                  --------------

SEE NOTES TO FINANCIAL STATEMENTS

                                 Statement of Assets and Liabilities (Unaudited)
                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.


ASSETS

Investments, at value - note A
   Common stocks (cost - $434,218,128) ........................   $  710,446,463
   Preferred stocks (cost - $15,155,252) ......................       14,283,475
   Bonds (amortized cost - $339,693,016) ......................      332,733,729
   Certificates of deposit (cost - $1,500,000) ................        1,500,000
   Pax World Money Market Fund (cost - $73,246,020) ...........       73,246,020
                                                                  --------------
                                                                   1,132,209,687

Cash ..........................................................        8,688,638

Receivables
   Investment securities sold .................................        3,422,301
   Dividends and interest .....................................        5,861,804
                                                                  --------------

    Total assets ..............................................    1,150,182,430
                                                                  --------------

LIABILITIES

Payables
   Capital stock reacquired ...................................          221,973

Accrued expenses
   Investment advisory fee - note B ...........................          484,899
   Transfer agent fee .........................................          250,000
   Distribution expenses - note D .............................          423,708
   Other accrued expenses .....................................          137,604
                                                                  --------------

    Total liabilities .........................................        1,518,184
                                                                  --------------
     Net assets (equivalent to $23.76 per share based on
     48,352,626 shares of capital stock outstanding)
     - note E .................................................   $1,148,664,246
                                                                  --------------

     Net asset value, offering price and redemption price
      per share ($1,148,664,246 / 48,352,626 shares
      outstanding) ............................................           $23.76
                                                                  --------------

SEE NOTES TO FINANCIAL STATEMENTS

                                             Statement of Operations (Unaudited)
                                                  Six Months Ended June 30, 2000

P A X W O R L D Balanced Fund, Inc.

Investment income
  Income - note A
    Dividends
      Pax World Money Market Fund .............    $  2,372,776
      Other investments .......................       4,530,087     $ 6,902,863
                                                   ------------
      Interest ................................                       9,058,518
                                                                    -----------

        Total income ..........................                      15,961,381

  Expenses
    Investment advisory fee - note B ..........       2,842,759
    Distribution expenses - note D ............       1,485,639
    Transfer agent fee ........................         688,225
    State taxes ...............................         293,388
    Custodian fees - note F ...................         135,913
    Printing and mailing ......................         122,417
    Other .....................................          82,621
    Registration fees .........................          69,559
    Legal fees and related expenses
       - note B ...............................          61,703
    Directors' fees and expenses - note B .....          19,101
    Audit fees ................................           9,198
                                                   ------------

        Total expenses ........................       5,810,523

        Less: Fees paid indirectly - note F ...        (134,321)
                                                   ------------

          Net expenses ........................                       5,676,202
                                                                    -----------

        Investment income, net ................                      10,285,179
                                                                    -----------

Realized and unrealized gain (loss) on
  investments - note C
    Net realized gain on investments ..........                      60,391,020
    Change in unrealized appreciation of
      investments for the period ..............                     (54,898,335)
                                                                    -----------

        Net gain on investments ...............                       5,492,685
                                                                    -----------

        Net increase in net assets
          resulting from operations.............                    $15,777,864
                                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                              Statement of Changes in Net Assets
                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.

                                                  Six Months       Year Ended
                                                    Ended         December 31,
                                               June 30, 2000         1999
                                               --------------    --------------
                                                (Unaudited)

Increase in net assets
  Operations
    Investment income, net .................   $   10,285,179    $   19,311,170
    Net realized gain on investments .......       60,391,020        59,654,186
    Change in unrealized appreciation of
      investments for the period ...........      (54,898,335)       73,483,006
                                               --------------    --------------
        Net increase in net assets
          resulting from operations ........       15,777,864       152,448,362
  Net equalization credits .................          275,947           382,410
  Distributions to shareholders from
    Investment income - net ($-0- and
      $.459 per share, respectively) -
      note A ...............................               --       (19,169,759)
    Net realized gain on investments
      ($-0- and $1.410 per share,
      respectively) - note A ...............               --       (59,654,097)
  Capital share transactions - note E ......       67,718,636       153,112,359
                                               --------------    --------------
      Net increase in net assets ...........       83,772,447       227,119,275
  Net assets
    Beginning of period ....................    1,064,891,799       837,772,524
                                               --------------    --------------
    End of period (including undistributed
      investment income - net, of
      $11,091,916 and $530,790,
      respectively) ........................   $1,148,664,246    $1,064,891,799
                                               --------------    --------------

SEE NOTES TO FINANCIAL STATEMENTS

                                       Notes to Financial Statements (Unaudited)
                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Pax World Fund, Incorporated ("Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's policy is to invest in securities of companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products. Its investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

At a special meeting held on July 6, 2000, shareholders approved a change in the name of the Fund from Pax World Fund, Incorporated to Pax World Balanced Fund, Inc.

VALUATION OF INVESTMENTS

Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued at $1 per share. Certificates of deposit are valued at cost; accrued interest to June 30, 2000 is included in dividends and interest receivable.

INVESTMENT TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums.

The Fund amortizes purchase price premium and accretes discount on bonds over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the first call date. Net discount accretion for the six months ended June

                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.


30, 2000 and for the year ended December 31, 1999 was $92,333 and $183,942, respectively.

FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.
Therefore, no Federal income tax provision is required.

EQUALIZATION

The Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

DISTRIBUTIONS TO SHAREHOLDERS

All distributions to shareholders are recorded by the Fund on the ex-dividend dates.

ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Advisory Agreement ("Agreement") between the Fund and Pax World Management Corp. ("Adviser"), the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is

                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.


responsible for obtaining and evaluating financial data relevant to the Fund. The Agreement provides for payment by the Fund to the Adviser of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets of the Fund which are invested in the Pax World Money Market Fund, Inc. Two officers, who are also directors of the Fund, are also officers and directors of the Adviser. Two other officers of the Fund, who are not directors of the Fund, are also officers of the Adviser. The Agreement provides for an expense reimbursement from the Adviser if the Fund's total expenses, exclusive of interest, brokerage commissions or fees, and taxes, but including the investment advisory fee, exceeds 1 1/2% of the average daily net asset value of the Fund for any full fiscal year. No expense reimbursement was required for either 1999 or the six months ended June 30, 2000.

All Directors are paid by the Fund for attendance at directors' meetings.

During the six months ended June 30, 2000, the Fund incurred legal fees and related expenses of $61,703 with Bresler, Goodman & Unterman, LLP, general counsel for the Fund. Mr. Lee Unterman, a partner with that firm, is Secretary of the Fund.

All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during the six months ended June 30, 2000 and the year ended December 31, 1999 totaled $103,245 and $145,892, respectively, (30.1% and 29.7%, respectively of total commissions for the six months ended June 30, 2000 and the year ended December 31, 1999).

At the June 11, 1998 Annual Meeting, shareholders approved changes to the Fund's investment policies to permit the Fund to invest in the Pax World Money Market Fund, which is also managed by the Adviser.

NOTE C - INVESTMENTS

Purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government agency bonds, aggregated $123,749,375 and $98,824,957, respectively, for the six months ended June 30, 2000. Purchases and proceeds from sales and maturities of U.S. Government agency bonds aggregated $69,981,875 and $18,669,700, respectively, for the six months ended June 30, 2000.

                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.


Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for the six months ended June 30, 2000 would have been approximately the same.

For Federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $863,812,416. Gross unrealized appreciation and depreciation of investments aggregated $301,534,603 and $33,137,332, respectively, at June 30, 2000, resulting in net unrealized appreciation of $268,397,271.

NOTE D - DISTRIBUTION EXPENSES

The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan provides that the Fund may incur distribution expenses to finance activity which is primarily intended to result in the sale of Fund shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.

                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.


NOTE E - CAPITAL AND RELATED TRANSACTIONS

Transactions in capital stock were as follows:

                            Six Months Ended                   Year Ended
                              June 30, 2000                December 31, 1999
                       --------------------------    --------------------------
                              (Unaudited)
                         Shares         Dollars        Shares         Dollars
                       ----------    ------------    ----------    ------------
Shares sold ..........  7,410,485    $175,823,937    11,130,593    $254,077,925

Shares issued
  in reinvestment
  of distributions ...         --              --     3,299,473      73,784,954
                       ----------    ------------    ----------    ------------
                        7,410,485     175,823,937    14,430,066     327,862,879
Shares redeemed ...... (4,557,212)   (108,105,301)   (7,642,767)   (174,750,520)
                       ----------    ------------    ----------    ------------

Net increase .........  2,853,273    $ 67,718,636     6,787,299    $153,112,359
                       ----------    ------------    ----------    ------------

The components of net assets at June 30, 2000 (unaudited), are as follows:

  Paid-in capital (75,000,000 shares of $1 par value
    authorized) ...............................................   $  808,785,908
  Undistributed investment income .............................       11,091,916
  Undistributed capital gains .................................       60,389,151
  Net unrealized appreciation of investments ..................      268,397,271
                                                                  --------------
    Net assets ................................................   $1,148,664,246
                                                                  --------------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.

NOTE G - DIVIDEND DECLARATION

The Board of Directors has declared a dividend from the net investment income of $.23 per share, payable July 10, 2000, to shareholders of record on July 5, 2000.

                                                            Financial Highlights
                                                                   June 30, 2000

P A X W O R L D Balanced Fund, Inc.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                               Six Months
                                 Ended          Year Ended December 31
                                June 30, --------------------------------------
                                  2000    1999    1998    1997    1996    1995
                                 ------  ------  ------  ------  ------  ------
                              (Unaudited)
     Net asset value,
       beginning of period ....  $23.40  $21.64  $18.52  $16.56  $16.33  $13.39
                                 ------  ------  ------  ------  ------  ------
     Income from
       investment operations
       Investment income,
         net (A) ..............    .218    .471    .468    .493    .550     .80
     Realized and unrealized
       gain (loss) on
       investments, net (A) ...    .148   3.167   4.008   3.622   1.122    3.07
                                 ------  ------  ------  ------  ------  ------
         Total from investment
           operations .........    .366   3.638   4.476   4.115   1.672    3.87
                                 ------  ------  ------  ------  ------  ------
     Less distributions
       Dividends from net
         investment income ....      --    .459    .468    .503    .550     .79
     Distributions from
       realized gains .........      --   1.410    .880   1.650    .892     .14
     Tax return of capital ....    .006    .009    .008    .002      --      --
                                 ------  ------  ------  ------  ------  ------
         Total distributions ..    .006   1.878   1.356   2.155   1.442     .93
                                 ------  ------  ------  ------  ------  ------
     Net asset value,
       end of period ..........  $23.76  $23.40  $21.64  $18.52  $16.56  $16.33
                                 ------  ------  ------  ------  ------  ------

2.  TOTAL RETURN ..............    1.54%  17.23%  24.62%  25.12%  10.36%  29.19%

3.  RATIOS AND SUPPLEMENTAL DATA

     Ratio of total expenses
       to average net assets (B)  1.03%    .89%    .95%    .91%    .89%    .97%

     Ratio of investment
       income, net, to average
       net assets (B) .........   1.83%   2.05%   2.33%   2.67%   3.24%   3.44%

     Portfolio turnover rate ..  11.39%  21.09%  28.59%  13.88%  34.55%  28.44%

     Net assets, end of
       period ('000,000s) .....  $1,149  $1,065  $  838  $  629  $  513  $  477

     Number of capital shares
       outstanding, end of
       period ('000s) .........  48,353  45,499  38,712  33,971  31,008  29,200

(A) As of January 1, 1997, the Fund began accreting bond discounts and amortizing bond premiums and recognized a cumulative adjustment as of that date, which reduced net investment income and increased net realized and unrealized gain on investments for 1997 by approximately $.03 per share.

(B) Unaudited ratios for the six months ended June 30, 2000 have been annualized.

                                                    Portfolio Manager's Comments
                                                                   June 30, 2000


P A X W O R L D Growth Fund, Inc.


                       ROBERT P. COLIN, PORTFOLIO MANAGER

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF PAX WORLD GROWTH FUND DURING THE FIRST SIX MONTHS OF 2000?

A. Against a backdrop of rising interest rates by the Federal Reserve Bank, stock prices were in a declining trend during the first half of the year. Many of the "success stories" of 1999, which helped Pax World Growth Fund achieve a 28.3% increase in its Net Asset Value in 1999, were among the issues hit the hardest during the market sell-off this year.

     This was particularly true in the technology, Internet, and telecommunications sectors. We had taken steps to reduce the portfolio exposure in these areas and raised the cash equivalent reserve position from 12.9% at year-end 1999 to a high of 17.7% in April, 2000. These actions helped to moderate the decline in the Fund's Net Asset Value.

Q.   WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD DURING THIS PERIOD?

A. The most significant changes occurred within the Health Care Services sector of the portfolio. We increased the weighting from 11% of Fund assets at year-end 1999 to 18.8% at mid-year 2000. Among the Health Care issues added to the portfolio were BIOMET, HEALTHEON WEB MD, MEDTRONIC, and UNITEDHEALTH GROUP.

     Among the Technology and Telecommunications stocks that were either reduced or eliminated were AVT CORP., EXCITEATHOME, NETWORK ASSOCIATES, NEXTEL, NOVELL, and TELEFONOS DE MEXICO.

Q.   HOW DID THE GROWTH FUND PERFORM DURING THE FIRST SIX MONTHS OF 2000?

A. Although Pax World Growth Fund performed better than some financial averages, including the Dow Jones Industrial Average (-9.1%) and the NASDAQ Composite (-2.5%), the Net Asset Value (NAV) was down 1.12% from the year-end value of $14.28 per share.

     On June 8, 2000, Pax announced that Paul I. Gulden, Jr. was appointed co-manager of Pax World Growth Fund. Paul is the division head and chief investment officer of H.G. Wellington Capital Management, a division of H.G. Wellington & Co., Inc. He will contribute his knowledge and expertise, notably in the area of technology, to the overall management of the Fund.

     The second half of 2000 has begun on a more positive note and we are hopeful that this trend will continue throughout the remainder of the year.

                                                            Portfolio Highlights
                                                                   June 30, 2000

P A X W O R L D Growth Fund, Inc.


KEY STATISTICS

Year-to-Date Change in
  NAV ($14.28 to $14.12)..............-$0.16

Year-to-Date Change in Total
  Net Assets ($22.07 to
  $30.32 million)..............$8.25 million

Year-to-Date Total Return.............-1.12%

1 Year Total Return*..................17.57%

6-11-97 to 6-30-00
  Average Total Return*...............11.96%

* RATE OF RETURN FIGURES DO NOT INCLUDE THE 2.5% INITIAL SALES CHARGE WHICH WAS IN EFFECT UNTIL NOVEMBER 1, 1999. THE RETURNS FOR 1 YEAR AS OF JUNE 30, 2000 AND FOR THE PERIOD JUNE 11, 1997 TO JUNE 30, 2000 WITH THE INITIAL SALES CHARGE DEDUCTED ARE 14.61% AND 11.03%, RESPECTIVELY.

TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

TEN LARGEST STOCK HOLDINGS

                                    PERCENT OF
COMPANY                             NET ASSETS

UnitedHealth Group, Inc................  4.24%
Symbol Technologies, Inc...............  4.01%
Sprint Corp. (PCS Group)
  Series 1.............................  3.93%
General Motors Corp. Class H
  (GM Hughes Electronics)..............  3.62%
Convergys Corp. .......................  3.42%
Comcast Corp. Class A..................  3.34%
Chiron Corp............................  3.13%
Nextel Communications, Inc.
  Class A..............................  3.03%
Koninklijke Philips
  Electronics, NV ADR..................  2.88%
Fiserv, Inc............................  2.85%
                                        -----

Total.................................  34.45%
                                        -----


ASSET ALLOCATION
(PIE CHART)
U.S. Common Stocks 76%
Foreign Common Stocks 9%
Cash & Equivalents 15%

SECTOR DIVERSIFICATION
(PIE CHART)
Telecommunications 20%
Energy 2%
Health Care Services 19%
Technology 16%
Cash & Equivalents 15%
Consumer Products & Services 12%
Industrial/Commercial 5%
Electronic Systems & Services 4%
Satellite Systems 4%
Financial/Real Estate 3%

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2000

P A X W O R L D Growth Fund, Inc.


PERCENT OF NET ASSETS,                                    NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES           VALUE

  COMMON STOCKS: 84.9%

CONSUMER PRODUCTS AND SERVICES: 12.5%
  Comcast Corp. Class A ............................      25,000      $1,012,500
  Koninklijke Philips Electronics, NV ADR ..........      18,400         874,000
  Masco Corp. ......................................      20,000         361,250
  MediaOne Group, Inc. .............................      10,000         663,138
  Polaroid Corp. ...................................      25,000         451,563
  Ross Stores, Inc. ................................      25,000         426,562
                                                                      ----------
                                                                       3,789,013
                                                                      ----------

ELECTRONIC SYSTEMS AND SERVICES: 4.0%
  Symbol Technologies, Inc. ........................      22,500       1,215,000
                                                                      ----------

ENERGY: 2.2%
  Calpine Corp. ....................................      10,000         657,500
                                                                      ----------

FINANCIAL/REAL ESTATE: 2.8%
  American Gen Corp. ...............................      10,000         610,000
  Host Marriott Corp. REIT .........................      25,000         234,375
                                                                      ----------
                                                                         844,375
                                                                      ----------
HEALTH CARE SERVICES: 18.8%
  Amgen, Inc. ......................................      10,000         702,500
  BioChem Pharmaceuticals, Inc. ....................      10,000         246,250
  Biomet, Inc. .....................................      20,000         768,750
  Chiron Corp. .....................................      20,000         950,000
  Elan PLC ADR .....................................      17,500         847,656
  Healtheon WebMD Corp. ............................      15,000         222,188
  Medtronic, Inc. ..................................      10,000         498,125
  Thoratec Labs Corp. ..............................      10,000         161,875
  UnitedHealth Group, Inc. .........................      15,000       1,286,250
                                                                      ----------
                                                                       5,683,594
                                                                      ----------
INDUSTRIAL - COMMERCIAL: 4.7%
  Airborne Freight Corp. ...........................      20,000         378,750
  Genuine Parts Co. ................................      15,000         300,000
  WW Grainger, Inc. ................................      10,000         308,125
  United Parcel Service, Inc. Class B ..............       7,500         442,500
                                                                      ----------
                                                                       1,429,375
                                                                      ----------

SATELLITE SYSTEMS: 3.6%
  General Motors Corp. Class H
    (GM Hughes Electronics) ........................      12,500       1,096,875
                                                                      ----------

                                                                   June 30, 2000

P A X W O R L D Growth Fund, Inc.


PERCENT OF NET ASSETS,                                     NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                       OF SHARES          VALUE

  COMMON STOCKS, Continued

TECHNOLOGY: 15.9%
  America Online, Inc. .............................      12,500     $   659,375
  BMC Software, Inc. ...............................      10,000         364,844
  Compaq Computer Corp. ............................      30,000         766,875
  Computer Assoc. Intl., Inc. ......................      10,000         511,875
  Fiserv, Inc. .....................................      20,000         865,000
  Sanmina Corp. ....................................      10,000         855,000
  SAP Aktiengesellschaft ...........................       4,000         187,750
  Yahoo! Inc. ......................................       5,000         619,375
                                                                     -----------
                                                                       4,830,094
                                                                     -----------
TELECOMMUNICATIONS: 20.4%
  AT&T Wireless Group ..............................       1,000          27,875
  Allegiance Telecom, Inc. .........................      10,000         640,000
  Convergys Corp. ..................................      20,000       1,037,500
  Nextel Communications, Inc. Class A ..............      15,000         917,812
  Prodigy Communications Corp. .....................      20,000         210,000
  Qwest Communications International, Inc. .........      15,000         745,312
  Sprint Corp. (PCS Group) Series 1 ................      20,000       1,190,000
  Telefonos de Mexico, SA ADR
    (representing ordinary shares L) ...............      11,000         628,375
  WorldCom, Inc. ...................................      17,500         802,813
                                                                     -----------
                                                                       6,199,687
                                                                     -----------
TOTAL COMMON STOCKS ................................                  25,745,513

  MONEY MARKET SHARES: 13.5%

  Pax World Money Market Fund ......................   4,094,851       4,094,851
                                                                     -----------
TOTAL INVESTMENTS: 98.4% ...........................                  29,840,364

  Cash, receivables and deferred costs
    less liabilities: 1.6% .........................                     478,103
                                                                     -----------
Net assets: 100% ...................................                 $30,318,467
                                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                 Statement of Assets and Liabilities (unaudited)
                                                                   June 30, 2000

P A X W O R L D Growth Fund, Inc.


ASSETS

Investments, at value - note A
  Common stocks (cost - $20,698,118) ...........................     $25,745,513
  Pax World Money Market Fund (cost - $4,094,851) ..............       4,094,851
                                                                     -----------
                                                                      29,840,364

Cash ...........................................................         299,756

Receivables
  Dividends and interest .......................................          37,427
  Reimbursement of expenses from Adviser - note G ..............           4,406
  Investment securities sold ...................................         589,830

Organization costs - note A ....................................           2,000
Deferred offering costs - note A ...............................          16,858
Deferred registration fees - note A ............................           8,605
                                                                     -----------

    Total assets ...............................................      30,799,246
                                                                     -----------
LIABILITIES

Payables
  Investment securities purchased ..............................         432,356
  Capital stock reacquired .....................................          20,960
  Organization costs, deferred offering costs and
    deferred registration fees payable to Adviser - note A .....          27,463
                                                                     -----------

    Total liabilities ..........................................         480,779
                                                                     -----------

      Net assets (equivalent to $14.12 per share based
        on  2,147,645 shares of capital stock
        outstanding) - note E ..................................     $30,318,467
                                                                     -----------

      Net asset value and redemption price per share
        ($30,318,467 / 2,147,645 shares outstanding) ...........          $14.12
                                                                     -----------

      Offering price per share (effective November 1,
        1999, the Board of Directors voted to waive
        the 2.5% initial sales charge until further notice) ....          $14.12
                                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                             Statement of Operations (Unaudited)
                                                                   June 30, 2000

P A X W O R L D Growth Fund, Inc.

Investment income
  Income - note A
    Dividends
      Pax World Money Market Fund .....................  $ 122,944
      Other investments ...............................     63,638
                                                         ---------

        Total income ..................................                $ 186,582

  Expenses
    Investment advisory fee - note B ..................    124,512
    Distribution expenses - note D ....................     61,332
    Transfer agent fee ................................     44,917
    Legal fees and related expenses - note B ..........     21,575
    Custodian fees - note F ...........................     20,293
    Audit fees ........................................     15,277
    Directors' fees and expenses - note B .............     14,054
    Registration fees - note A ........................      8,641
    Amortization of organization costs,
      deferred offering costs and deferred
      registration fees - note A ......................      6,866
    Other .............................................      5,786
    Printing and postage ..............................      4,785
                                                         ---------
      Total expenses ..................................    328,038

      Less: Fees paid indirectly - note F .............     (8,128)
            Expenses assumed by
              Adviser - notes B and G .................   (118,748)
                                                         ---------
            Net expenses ..............................                 201,162
                                                                      ---------

      Investment (loss), net ..........................                 (14,580)
                                                                      ---------

Realized and unrealized gain (loss) on
  investments - note C
  Net realized gain on investments ....................                 298,738
  Change in unrealized appreciation of
    investments for the period ........................                (817,239)
                                                                      ---------
      Net (loss) on investments .......................                (518,501)
                                                                      ---------

      Net (decrease) in net assets
        resulting from operations .....................               $(533,081)
                                                                      ---------

SEE NOTES TO FINANCIAL STATEMENTS

                                              Statement of Changes in Net Assets
                                                                   June 30, 2000

P A X W O R L D Growth Fund, Inc.

                                                   Six Months       Year Ended
                                                     Ended         December 31,
                                                 June 30, 2000        1999
                                                  ------------     ------------
                                                   (Unaudited)

Increase in net assets
  Operations
    Investment (loss), net ...................    $    (14,580)    $    (46,308)
    Net realized gain on investments .........         298,738              198
    Change in unrealized appreciation
    of investments for the period ............        (817,239)       4,602,888
                                                  ------------     ------------
    Net increase (decrease) in net assets
    resulting from operations ................        (533,081)       4,556,778

  Capital share transactions - note E ........       8,783,515        5,139,164
                                                  ------------     ------------
    Net increase in net assets ...............       8,250,434        9,695,942

Net assets
  Beginning of period ........................      22,068,033       12,372,091
                                                  ------------     ------------

  End of period (including accumulated
    investment loss, net: $116,360 and
    $101,780, respectively) ..................    $ 30,318,467     $ 22,068,033
                                                  ------------     ------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                   June 30, 2000

P A X W O R L D Growth Fund, Inc.


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Pax World Growth Fund, Inc. ("Fund"), incorporated in Delaware on March 12, 1997, is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on June 9, 1997 with the issuance of 10,000 shares of capital stock to Pax World Management Corp., the Fund's Adviser ("Adviser"). Investment operations commenced July 9, 1997.

The Fund's policy is to invest in securities of companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products. Its investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

VALUATION OF INVESTMENTS

Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued at $1 per share.

INVESTMENT TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

INVESTMENT INCOME

Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

ORGANIZATION COSTS

Costs incurred in connection with the organization of the Fund ($5,000) were paid by the Adviser. These costs were capitalized and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Fund. The costs will be repaid to the Adviser in accordance

                                                                   June 30, 2000

P A X W O R L D Growth Fund, Inc.


with the amortization schedule. Amortization expense of $500 for the six months ended June 30, 2000, is included on the statement of operations. Reference is made to note G.

DEFERRED OFFERING COSTS

Costs incurred in connection with the initial offering of the Fund's shares ($42,148) were paid by the Adviser. These costs were capitalized by the Fund and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Fund. These costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $4,215 for the six months ended June 30, 2000, is included on the statement of operations. Reference is made to note G.

DEFERRED REGISTRATION FEES

Initial State registration fees were paid by the Adviser. The portion of the fees incurred for the initial registration of the Fund with the 50 states and the Commonwealth of Puerto Rico ($21,511), as distinguished from the portion which represents the recurring, annual fee, was capitalized by the Fund and is being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Fund. These costs ill be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $2,151 for the six months ended June 30, 2000, is included on the statement of operations. Reference is made to note G.

All recurring, annual fees are included on the statement of operations.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by U.S. Government agencies and instrumentalities (other than the U.S. Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund has not experienced any such losses. There were no repurchase agreements outstanding at June 30, 2000.

                                                                   June 30, 2000

P A X W O R L D Growth Fund, Inc.


FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.
Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, if any, are recorded by the Fund on the ex-dividend dates. There were no distributions made in 1999 because (1) there was a net investment loss for the year and (2) the net capital gain for 1999 was $198.

ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. In the event that the average net assets of the Fund are less than $5,000,000, the Adviser will be compensated by the Fund for its services at an annual rate of $25,000; in the event that average net assets of the Fund are equal to or in excess of $5,000,000, the annual investment Advisory fee will be 1% of its average daily net assets on the first $25,000,000 and 3/4% of its average daily net assets in excess of that amount. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets of the Fund which are invested in the Pax World Money Market Fund, Inc. Two officers, who are also directors of the Fund, are also officers and directors of the Adviser and H.G. Wellington Capital

                                                                   June 30, 2000

P A X W O R L D Growth Fund, Inc.


Management, a division of H.G. Wellington & Co., Inc. ("Sub-Adviser"). Another officer of the Fund, who is not a director of the Fund, is also an officer and director to the Adviser. Two other officers of the Fund, who are not directors of the Fund, are also officers of the Adviser.

The Adviser has agreed to supply and pay for such services as are deemed by the Board of Directors of the Fund to be necessary or desirable and proper for the continuous operations of the Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of 1.5% of the average daily net asset value of the Fund per annum. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Fund's Custodian and Transfer Agent; (iv) the fees of the Fund's legal counsel and independent accountants; (v) the reimbursement of organization expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser was required to supply and assume a total of $103,741 and $315,025, respectively, for such services for the six months ended June 30, 2000 and the year ended December 31, 1999. Additionally, the Adviser assumed, on a voluntary basis, expenses of $15,007 and $42,508, respectively, for the six months ended June 30, 2000 and the year ended December 31, 1999. Reference is made to note G.

Pursuant to the terms of a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser furnishes investment advisory services in connection with the management of the Fund, determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Sub-Adviser is compensated by the Adviser without reimbursement from the Fund.

All Directors are paid by the Fund for attendance at directors' meetings.

During the six months ended June 30, 2000, the Fund incurred legal fees and related expenses of $21,575 with Bresler, Goodman & Unterman, LLP, general counsel for the Fund. Mr. Lee Unterman, a partner with that firm, is Secretary of the Fund.

All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in the Sub-Adviser, which is a division of the brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during the six months ended June 30, 2000 and the year ended December 31, 1999 totaled $7,005 and $15,538, respectively (20.5% and 27.7% of total commissions for the respective periods).

                                                                   June 30, 2000

P A X W O R L D Growth Fund, Inc.


At the June 11, 1998 Annual Meeting, shareholders approved changes to the Fund's investment policies to permit the Fund to invest in the Pax World Money Market Fund, which is also managed by the Adviser.

NOTE C - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of investments, excluding short-term investments, aggregated $13,566,737 and $6,409,153, respectively, for the six months ended June 30, 2000. There were no U.S. Government agency bonds purchased or sold during the period.

Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for the six months ended June 30, 2000, would have been approximately the same.

For Federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $24,792,969. Gross unrealized appreciation and depreciation of investments aggregated $7,568,262 and $2,520,867, respectively, at June 30, 2000, resulting in net unrealized appreciation of $5,047,395.

NOTE D - DISTRIBUTION EXPENSES

The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, pursuant to which the Fund incurs the expenses of distributing the Fund's shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or
(b) the vote of the holders of a majority of the outstanding

                                                                   June 30, 2000

P A X W O R L D Growth Fund, Inc.


shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.

NOTE E - CAPITAL AND RELATED TRANSACTIONS

Transactions in capital stock were as follows:

                              Six Months Ended                 Year Ended
                                June 30, 2000              December 31, 1999
                          ------------------------     ------------------------
                                 (Unaudited)
                           Shares        Dollars        Shares        Dollars
                          --------     -----------     --------     -----------

Shares sold ..........     835,400     $12,201,738      646,534     $ 7,753,787

Shares redeemed ......    (233,534)     (3,418,223)    (212,526)     (2,614,623)
                          --------     -----------     --------     -----------

Net increase .........     601,866     $ 8,783,515      434,008     $ 5,139,164
                          --------     -----------     --------     -----------

The components of net assets at June 30, 2000 (unaudited), are as follows:

  Paid-in capital (25,000,000 shares of $1 par value
    authorized) ..............................................    $ 25,088,259
  Accumulated net investment (loss) ..........................        (116,360)
  Undistributed capital gains ................................         299,173
  Net unrealized appreciation of investments .................       5,047,395
                                                                  ------------
    Net assets ...............................................    $ 30,318,467
                                                                  ------------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.

                                                                   June 30, 2000

P A X W O R L D Growth Fund, Inc.


NOTE G - EXPENSES ASSUMED BY ADVISER

The Adviser has assumed certain expenses incurred by the Fund, some in accordance with the Advisory Agreement (note B) and others on a voluntary basis, as follows:

  Expenses assumed by the Adviser in accordance
    with the Advisory Agreement, including amortization
    of the organization costs for the period ($500) ..................  $103,741

  Expenses assumed by the Adviser on a voluntary basis
    Recurring registration fees ......................................     8,641
    Amortization of deferred offering costs ..........................     4,215
    Amortization of deferred registration fees .......................     2,151
                                                                        --------

  Total expenses assumed by Adviser ..................................  $118,748
                                                                        --------

The expenses assumed on a voluntary basis had the effect of reducing the ratio of net expenses (after subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets from 2.38% to 1.50% for the six months ended June 30, 2000. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is 1.56% for the six months ended June 30, 2000.)

Reference is made to notes A and B.

                                                            Financial Highlights
                                                                   June 30, 2000


P A X W O R L D Growth Fund, Inc.


The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                       Period
                                                                    June 9, 1997
                                                                      (the date
                                                                     operations
                                    Six Months       Year Ended      commenced)
                                      Ended          December 31,        to
                                     June 30,     ----------------- December 31,
                                       2000        1999       1998      1997
                                   -------------  ------     ------ ------------
                                    (Unaudited)

     Net asset value, beginning
       of period ...................   $14.28     $11.13     $ 9.66    $10.00
                                       ------     ------     ------    ------
       Gain (loss) from
         investment operations
       Investment (loss) - net .....     (.01)      (.02)      (.04)     (.01)
       Net realized and
         unrealized gain (loss)
         on investments ............     (.15)      3.17       1.51      (.33)
                                       ------     ------     ------    ------
       Gain (loss) from
         investment operations .....     (.16)      3.15       1.47      (.34)
                                       ------     ------     ------    ------

     Net asset value,
       end of period ...............   $14.12     $14.28     $11.13    $ 9.66
                                       ------     ------     ------    ------

2.   TOTAL RETURN ..................    (1.12)%    28.30%     15.22%   (3.40)%

3.   RATIOS AND SUPPLEMENTAL DATA

     Ratio of total expenses to
       average net assets (A)(B) ...      1.56%     1.58%      1.62%     1.49

     Ratio of investment
      (loss) - net, to average
      net assets (A) ...............     (.11)%     (.29)%     (.61)%    (.56)%

     Portfolio turnover rate .......    28.64%     76.40%     96.72%    50.79%

     Net assets, end of
       period ('000s) ..............  $30,318    $22,068    $12,372    $4,605

     Number of capital shares
       outstanding, end of
       period ('000s) ..............    2,148      1,546      1,112       477

(A) These ratios have been annualized for the six months ended June 30, 2000 and the period ended December 31, 1997

(B)  Total expenses, net of expenses assumed by the Adviser

                             This page intentionally
                                   left blank.

                                                    Portfolio Manager's Comments
                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


                        DIANE M. KEEFE, PORTFOLIO MANAGER

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD HIGH YIELD FUND IN THE FIRST SIX MONTHS OF 2000?

A. During the 6 month period ended June 30, 2000, the Fund outperformed the Lipper High Current Yield Bond Index by 2.63% for the following three reasons: (1) We held some BBB rated REIT preferred stock, which paid high dividends and appreciated in price during the period; (2) As our portfolio grew, we were able to increasingly add positions of smaller and mid-sized issues that yielded 2.5% more than larger issues of similar quality; and
     (3) We maintained a shorter bond duration than the high-yield indices in order to insulate the portfolio from the impact of further Federal Reserve rate increases.

Q.   WHAT WAS YOUR INVESTMENT STRATEGY FOR THE FIRST SIX MONTHS OF 2000?

A. We maintained higher than average credit quality. We held no CCC securities and more BB or better rated bonds than the high-yield indices. Higher quality holdings generally reduce volatility of high-yield portfolios as long as duration remains short to mitigate interest rate risk. We overweighted three sectors: telecommunications, cable, and technology. These sectors generally provide the best opportunity to profit from upgrades in credit quality and industry consolidation. We invested in leading market share companies with strong management, positive cash flow and revenue growth trends. We sought relative value among sectors and companies within sectors using a combination of growth and value investing techniques -- growth in our telecommunications and technology holdings and value in our REIT, industrial, and services holdings. We increased exposure to food and drug sectors because of the recession resistance of their products. We added to the utility sector, searching for companies with a technological or clean energy related differential advantage that should help them compete in a deregulated environment.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES OWNED BY THE HIGH YIELD FUND THAT FIT YOUR STRATEGY?

A. One of our largest holdings is IXC COMMUNICATIONS 12.5% preferred stock, a short duration obligation of BROADWING (formerly CINCINNATI BELL) that has a high dividend rate. We also hold a large position in ECHOSTAR, a direct TV satellite broadcaster that intends to expand its systems to deliver fast Internet services to homes in rural areas. The purchase yield was over 9.75% in each case. Both companies have reported strong results since we bought them. Two new additions to our portfolio are: AZURIX, a provider of water services; and INTERFACE, a pioneer in sustainable business practices.

                                                            Portfolio Highlights
                                                                   June 30, 2000

P A X W O R L D High Yield Fund, Inc.


KEY STATISTICS

Year-to-Date Change
  in NAV ($9.67 to $9.32)............. -$0.35

Year-to-Date Change in Total
  Net Assets ($2.91 to
  $8.04 million)*.............. $5.13 million

Distributions to Shareholders
  (per share)......................... $0.418

30 Day SEC Yield...................... 10.55%

Year-to-Date Total Return.............. 0.75%

10-8-99 to 6-30-00 Cumulative
  Total Return........................ -1.73%

* OF THE $5.13 MILLION INCREASE IN TOTAL NET ASSETS FROM DECEMBER 31, 1999 TO JUNE 30, 2000, PAX WORLD MANAGEMENT CORP. (THE ADVISER) INVESTED $1.5 MILLION.

TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

TEN LARGEST HOLDINGS

                                    PERCENT OF
COMPANY                             NET ASSETS

Sunrise Assisted Convertible
  5.50%, due 6-15-2002.................  5.37%
IXC Communications, Inc.
  Series B 12.50% Preferred............  5.04%
EchoStar DBS Corp. 9.375%,
  due 2-1-2009.........................  4.80%
Century Communications
  Corp. 8.75%, due 10-1-2007...........  3.46%
Health Care Property Investors,
  Inc. 8.60% Preferred Series C........  3.34%
International Home Foods,
  Inc. 10.375%, due 11-1-2006..........  3.33%
Clearnet Communications, Inc.
  0/14.75%, due 12-15-2005.............  3.23%
Callahan Nordrhein Westfalen
  144 14.00%, due 7-15-2010............  3.11%
Mail Well, Inc. Convertible
 5.00%, due 11-1-2002..................  3.10%
Windmere Durable Holdings,
  Inc. 10.00%, due 7-31-2008...........  3.06%

Total.................................. 37.84%


ASSET ALLOCATION
(PIE CHART)
US Bonds 67%
Foreign Bonds 17%
Cash & Equivalents 3%
Preferred Stocks 13%

SECTOR DIVERSIFICATION
(PIE CHART)
Telecommunications 20%
Cash & Equivalents 3%
Cable; Broadcasting/Satellite 18%
Technology 6%
Industrial; Services/Distributors 12%
Retail; Apparel/Textiles; Lodging/Leisure 11%
Real Estate; Financial 10%
Consumer Products; Food/Beverage 8%
Health Care; Medical Devices/Pharmaceuticals 8%
Energy; Utilities 4%

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


PERCENT OF NET ASSETS,                                     NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                       OF SHARES          VALUE

  PREFERRED STOCKS AND WARRANTS: 13.2%

HEALTH CARE: 3.3%
  Health Care Property Investors, Inc.
    8.60% Preferred Series C ..........................    14,000     $  268,625
                                                                      ----------
INDUSTRIAL: 1.0%
  Federal-Mogul Financing Trust 7.00%
    Convertible Preferred .............................     3,500         80,500
                                                                      ----------
LODGING/LEISURE: 2.2%
  Host Marriott Corp. 10.00% Preferred
    Class B ...........................................     4,000         88,000
  Host Marriott Corp. Financial Trust
    6.75% Convertible Preferred .......................     2,700         89,775
                                                                      ----------
                                                                         177,775
                                                                      ----------
REAL ESTATE: 1.6%
  Equity Residential Properties Trust
    Preferred Sh. Ben. Interest
    Series F 9.65% ....................................     5,300        126,041
                                                                      ----------
TECHNOLOGY: 0.1%
  Metricom, Inc. Warrants expiring
    2/15/2010 .........................................       100          2,000
                                                                      ----------
TELECOMMUNICATIONS: 5.0%
  IXC Communications, Inc.
    Series B 12.50% Preferred .........................       400        405,000
                                                                      ----------

TOTAL PREFERRED STOCKS AND WARRANTS ...................                1,059,941
                                                                      ----------
  CORPORATE BONDS: 83.7%
                                                        PRINCIPAL
                                                           AMOUNT
APPAREL/TEXTILES: 3.0%
  St. John Knits Int'l Senior Subordinated
    Note, 12.50%, due July 1, 2009 ....................  $250,000        239,375
                                                                      ----------
BROADCASTING/SATELLITE: 4.8%
  EchoStar DBS Corp. Senior Note,
    9.375%, due February 1, 2009 ......................   400,000        386,000
                                                                      ----------

                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                          AMOUNT          VALUE

  CORPORATE BONDS, continued

CABLE: 13.0%
  Callahan Nordrhein Westfalen Senior
    Note 144, 14.00%, due July 15, 2010 ...............  $250,000     $  250,000
  Century Communications Corp. Senior
    Note, 8.75%, due October 1, 2007 ..................   305,000        278,313
  Charter Communications Holding LLC
    Senior Note, 8.625%,
    due April 1, 2009 .................................   100,000         88,375
  Telewest Communications, Inc
    Senior Note 144A, 0/9.25%,
    due April 15, 2009 ................................   390,000        211,575
  United Pan Europe Communications
    Senior Note, 10.875%,
    due August 1, 2009 ................................   250,000        218,750
                                                                      ----------
                                                                       1,047,013
                                                                      ----------
CONSUMER PRODUCTS: 5.0%
  Sbarro, Inc. Senior Note, 11.00%, due
    September 15, 2009 ................................   150,000        154,125
  Windmere Durable Holdings, Inc. Senior
    Note, 10.00%, due July 31, 2008 ...................   250,000        246,250
                                                                      ----------
                                                                         400,375
                                                                      ----------

ENERGY: 1.3%
  Veritas DGC, Inc. Senior Note, 9.75%,
    due October 15, 2003 ..............................   100,000        101,500
                                                                      ----------
FINANCIAL: 3.0%
  Americredit Corp. Senior Subordinated
    Note, 9.875%, due April 15, 2006 ..................   250,000        243,750
                                                                      ----------
FOOD/BEVERAGE: 3.3%
  International Home Foods, Inc. Senior
    Subordinated Note, 10.375%, due
    November 1, 2006 ..................................   250,000        267,500
                                                                      ----------
HEALTH CARE: 4.0%
  Dynacare, Inc. 10.75%,
    due January 15, 2006 ..............................   180,000        166,500

                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                          AMOUNT          VALUE

  CORPORATE BONDS, continued

HEALTH CARE, continued
  Invitrogen Corp. Convertible
    Subordinated Note 144A, 5.50%,
    due March 1, 2007 .................................  $150,000     $  158,625
                                                                      ----------
                                                                         325,125
                                                                      ----------
INDUSTRIAL: 8.1%
  Federal-Mogul Corp. Note,
    7.375%, due January 15, 2006 ......................   100,000         72,801
  Interface, Inc. Senior Subordinated
    Note Series B, 9.50%, due
    November 15, 2005 .................................   250,000        218,750
  Mail Well, Inc. Subordinated Notes
    Convertible, 5.00%,
    due November 1, 2002 ..............................   300,000        249,555
  Russell Stanley Holdings, Inc. ......................
    Subordinated Note Series B, 10.875%,
    due February 15, 2009 .............................   200,000        108,000
                                                                      ----------
                                                                         649,106
                                                                      ----------
MEDICAL DEVICES/PHARMACEUTICALS: 1.0%
  King Pharmaceuticals, Inc. Senior
    Subordinated Note, 10.75%, due
    February 15, 2009 .................................    80,000         82,800
                                                                      ----------
REAL ESTATE: 5.4%
  Sunrise Assisted Convertible, 5.50%,
    due June 15, 2002 .................................   500,000        431,875
                                                                      ----------
RETAIL: 5.3%
  Finlay Fine Jewelry Corp. Senior Note,
    8.375%, due May 1, 2008 ...........................   125,000        111,875
  Musicland Group, Inc. Senior
    Subordinated Note, 9.00%,
    due June 15, 2003 .................................   250,000        228,750
  Musicland Group, Inc. Senior
    Subordinated Note, 9.875%,
    due March 15, 2008 ................................   100,000         82,500
                                                                      ----------
                                                                         423,125
                                                                      ----------

                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                          AMOUNT          VALUE

  CORPORATE BONDS, continued

SERVICES/DISTRIBUTORS: 3.1%
  Ingram Micro, Inc. Subordinated
    Debenture Convertible, 0/5.375%,
    due June 9, 2018 ..................................  $400,000     $  150,000
  Nationsrent, Inc. Senior Subordinated
    Note, 10.375%, due December 15, 2008 ..............   150,000         96,750
                                                                      ----------
                                                                         246,750
                                                                      ----------
TECHNOLOGY: 5.9%
  Apple Computer, Inc. Note, 6.50%,
    due February 15, 2004 .............................   100,000         91,500
  Covad Communications Group, Inc. ....................
    Senior Note Series B, 12.00%, due
    February 15, 2010 .................................   150,000        117,750
  Globix Corp. Senior Note, 12.50%,
    due February 1, 2010 ..............................   100,000         82,500
  Metricom, Inc. Senior Note, 13.00%,
    due February 15, 2010 .............................   100,000         69,000
  PSINet, Inc. Senior Note Series B,
    10.00%, due February 15, 2005 .....................   125,000        115,625
                                                                      ----------
                                                                         476,375
                                                                      ----------
TELECOMMUNICATIONS: 15.1%
  Clearnet Communications, Inc. Senior
    Discount Note, 0/14.75%, due
    December 15, 2005 .................................   250,000        259,375
  Intermedia Communications, Inc. Senior
    Discount Note Series B, 0/11.25%,
    due July 15, 2007 .................................   250,000        197,500
  McLeodUSA, Inc. Senior Note, 9.25%,
    due July 15, 2007 .................................   250,000        242,500
  Microcell Telecommunications Senior Note
    Series B, 0/14.00%, due June 1, 2006 ..............   250,000        231,875
  Microcell Telecommunications Senior
    Discount Note, 0/12.00%, due
    June 1, 2009 ......................................   250,000        165,625
  Nextel Communications, Inc. Senior
    Serial Note 144A, 9.375%, due
    November 15, 2009 .................................   125,000        120,000
                                                                      ----------
                                                                       1,216,875
                                                                      ----------

                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                          AMOUNT          VALUE

  CORPORATE BONDS, continued

UTILITIES: 2.4%
  Azurix Corp. Senior Note 144A,
    10.75%, due February 15, 2010 .....................  $200,000    $  193,500
                                                                     ----------
TOTAL CORPORATE BONDS .................................               6,731,044
                                                                     ----------
                                                           NUMBER
                                                        OF SHARES
MONEY MARKET SHARES: 4.8%
  Pax World Money Market Fund .......................   389,250    $  389,250
                                                                     ----------
TOTAL INVESTMENTS: 101.7% .............................               8,180,235
  Cash, receivables and deferred costs less
    liabilities: (1.7%) ...............................                (138,125)
Net assets: 100% ......................................              $8,042,110
                                                                     ----------

SEE NOTES TO FINANCIAL STATEMENTS

                                 Statement of Assets and Liabilities (Unaudited)
                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


ASSETS
Investments, at value - note A
  Preferred stocks and warrants (cost - $1,064,617) ..............    $1,059,941
  Bonds (amortized cost - $6,911,216) ............................     6,731,044
  Pax World Money Market Fund (cost - $389,250) ..................       389,250
                                                                      ----------
                                                                       8,180,235
Cash .............................................................       144,099

Receivables
  Dividends and interest .........................................       169,992
  Reimbursement of expenses from Adviser - note G ................         8,511
                                                                      ----------

    Total assets .................................................     8,502,837
                                                                      ----------

LIABILITIES
Payables
  Investment securities purchased ................................       424,142
  Dividend payable - note A ......................................        36,585
                                                                      ----------

    Total liabilities ............................................       460,727
                                                                      ----------
      Net assets (equivalent to $9.32 per share
        based on 862,496 shares of capital stock
        outstanding) - note E ....................................    $8,042,110
                                                                      ----------
      Net asset value, offering price and redemption
        price per share ($8,042,110 / 862,496 shares
        outstanding) .............................................         $9.32
                                                                      ----------

SEE NOTES TO FINANCIAL STATEMENTS

                                             Statement of Operations (Unaudited)
                                                  Six Months Ended June 30, 2000


P A X W O R L D High Yield Fund, Inc.


Investment income
  Income - note A
    Dividends
      Pax World Money Market Fund ................    $     10,745
      Other investments ..........................          61,403    $  72,148
                                                      ------------
    Interest .....................................                      208,255
                                                                      ---------
                                                                        280,403
    Other income .................................                          688
                                                                      ---------

      Total income ...............................                      281,091

  Expenses
    Investment advisory fee - note B .............          21,680
    Distribution expenses - note D ...............          56,846
    Printing and mailing .........................          36,318
    Legal fees and related expenses - note B .....          23,146
    Custodian fees - note F ......................          18,966
    Audit fees ...................................          10,001
    Directors' fees and expenses - note B ........           9,217
    Transfer agent fee ...........................           6,026
    Other ........................................             806
    Registration fees ............................             772
    State taxes ..................................             200
                                                      ------------

      Total expenses .............................         183,978

      Less:  Fees paid indirectly - note F .......          (2,043)
             Expenses assumed by Adviser -
             notes B and G .......................        (158,352)
                                                      ------------
             Net expenses ........................                       23,583
                                                                      ---------

      Investment income - net ....................                      257,508
                                                                      ---------

Realized and unrealized (loss)
  on investments - note C
  Net realized (loss) on investments .............                      (25,414)
  Change in unrealized (depreciation) of
    investments for the period ...................                     (179,369)
                                                                      ---------

    Net (loss) on investments ....................                     (204,783)
                                                                      ---------

    Net increase in net assets resulting from
      operations .................................                    $  52,725
                                                                      ---------

SEE NOTES TO FINANCIAL STATEMENTS

                                              Statement of Changes in Net Assets
                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


                                                                     Period
                                                                  June 15, 1999
                                                                   (the date of
                                                     Six Months   incorporation)
                                                       Ended            to
                                                      June 30,     December 31,
                                                        2000           1999
                                                    ------------    ------------
                                                     (Unaudited)
Increase in net assets
  Operations
    Investment income - net ......................  $    257,508    $    22,597
    Net realized (loss) on investments ...........       (25,414)          (119)
    Change in unrealized (depreciation)
      of investments .............................      (179,369)        (5,479)
                                                    ------------    -----------
      Net increase in net assets resulting
        from operations ..........................        52,725         16,999
  Distributions to shareholders from
      investment income - net - note A ...........      (257,508)       (22,597)
  Capital share transactions - note E ............     5,333,251      2,919,240
                                                    ------------    -----------
      Net increase in net assets .................     5,128,468      2,913,642
Net assets
  Beginning of period ............................     2,913,642             --
                                                    ------------    -----------
  End of period ..................................  $  8,042,110    $ 2,913,642
                                                    ------------    -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                       Notes to Financial Statements (Unaudited)
                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Pax World High Yield Fund, Inc. ("Fund"), incorporated in Delaware on June 15, 1999, is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on August 25, 1999 with the issuance of 10,000 shares of capital stock to Pax World Management Corp., the Fund's Adviser ("Adviser"). Investment operations commenced October 13, 1999.

All organization costs were borne by the Adviser.

The Fund's policy is to invest in securities of companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products. Its primary investment objective is to seek high current income. The Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the Fund's primary objective. It seeks to achieve this objective by investing primarily in high yield, fixed income securities rated BBB or lower by Standard & Poor's Ratings Group or Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities which are, in the opinion of the Adviser, of comparable quality.

VALUATION OF INVESTMENTS

Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Valuations for bonds are obtained from independent pricing services or broker-dealers, which may or may not be managing underwriters. Shares in money market funds are valued at $1 per share.

INVESTMENT TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


INVESTMENT INCOME

Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis and includes accretion of discount and amortization of premiums.

The Fund amortizes purchase price premium and accretes discount on bonds over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date. Net discount accretion for the six months ended June 30, 2000 and the period October 13, 1999 (the date investment operations commenced) to December 31, 1999 was $45,844 and $3,883, respectively.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by U.S. Government agencies and instrumentalities (other than the U.S. Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund has not experienced any such losses. There were no repurchase agreements outstanding at June 30, 2000.

FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.
Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions of investment income are accrued daily (based upon each day's investment income, net) and are paid monthly on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption.

Distributions of net realized gain on investments, if any, are recorded on the ex-dividend date. There were no capital gain distributions during the six months ended June 30, 2000 and the

                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


period June 15, 1999 (the date of incorporation) to December 31, 1999 since there was a net realized (loss) on investments for the periods.

ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. In the event that the average net assets of the Fund are less than $5,000,000, the Adviser will be compensated by the Fund for its services at an annual rate of $25,000; in the event that average net assets of the Fund are equal to or in excess of $5,000,000, the annual investment advisory fee will be 1% of its average daily net assets on the first $25,000,000 and 3/4% of its average daily net assets in excess of that amount. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets of the Fund which are invested in the Pax World Money Market Fund, Inc.

Two officers, who are also directors of the Fund, are also officers and directors of the Adviser. An officer of the Fund, who is not a director of the Fund, is an officer and director of the Adviser. Two other officers of the Fund, who are not directors of the Fund, are also officers of the Adviser.

The Adviser has agreed to supply and pay for such services as are deemed by the Board of Directors of the Fund to be necessary or desirable and proper for the continuous operations of the Fund (excluding all taxes and charges of governmental agencies and brokerage commissions

                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


incurred in connection with portfolio transactions) which are in excess of 1.5% of the average daily net asset value of the Fund per annum. The Adviser has agreed to reduce this percentage to .85% for fiscal year 2000. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Fund's Custodian and Transfer Agent; (iv) the fees of the Fund's legal counsel and independent accountants;
(v) the reimbursement of organization expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser was required to supply and assume a total of $157,580 and $23,310 for such services for the six months ended June 30, 2000 and the period June 15, 1999 (the date of incorporation) to December 31, 1999. Additionally, the Adviser assumed, on a voluntary basis, expenses of $772 and $10 for the six months ended June 30, 2000 and the period June 15, 1999 (the date of incorporation) to December 31, 1999. Reference is made to note G.

During the six months ended June 30, 2000, the Fund incurred legal fees and related expenses of $23,146 with Bresler, Goodman & Unterman, LLP, general counsel for the Fund. Mr. Lee Unterman, a partner with that firm, is Secretary of the Fund.

All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during the six months ended June 30, 2000 and the period October 13, 1999 (the date investment operations commenced) to December 31, 1999 totaled $1,331 and $1,044, respectively (5.7% and 11.1% of total commissions for the respective periods).

The Fund is permitted to invest in the Pax World Money Market Fund, Inc. which is also managed by the Adviser.

At June 30, 2000, the Adviser owned 425,551 shares of the Fund's capital stock, 49.3% of the shares outstanding on that date.

NOTE C - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of investments, excluding short-term investments, aggregated $7,038,411 and $1,894,180, respectively, for the six months ended June 30, 2000. There were no U.S. Government agency bonds purchased or sold during the period.

                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for the six months ended June 30, 2000 would have been approximately the same.

For Federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $8,365,083. Gross unrealized appreciation and depreciation of investments aggregated $176,744 and $361,592, respectively, at June 30, 2000, resulting in net unrealized (depreciation) of $(184,848).

NOTE D - DISTRIBUTION EXPENSES

The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, pursuant to which the Fund incurs the expenses of distributing the Fund's shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or
(b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.

                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


NOTE E - CAPITAL AND RELATED TRANSACTIONS

Transactions in capital stock were as follows:

                                                                  Period
                                                             August 25, 1999
                                      Six Months          (the date operations
                                         Ended                commenced) to
                                     June 30, 2000          December 31, 1999
                                 ---------------------    ---------------------
                                      (Unaudited)
                                 Shares       Dollars     Shares       Dollars
                                 -------    ----------    -------    ----------
Shares sold ..................   557,995    $5,303,470    301,192    $2,918,506

Shares issued in
  reinvestment of
  distributions ..............     9,390        87,680         92           890
                                 -------    ----------    -------    ----------
                                 567,385     5,391,150    301,284     2,919,396

Shares redeemed ..............    (6,157)      (57,899)       (16)         (156)
                                 -------    ----------    -------    ----------

Net increase .................   561,228    $5,333,251    301,268    $2,919,240
                                 -------    ----------    -------    ----------

The components of net assets at June 30, 2000(unaudited), are as follows:

  Paid-in capital (25,000,000 shares of $1 par value
    authorized) ..............................................   $    8,252,491
  Undistributed capital (loss) ...............................          (25,533)
  Net unrealized (depreciation) of investments ...............         (184,848)
                                                                 --------------
    Net assets ...............................................   $    8,042,110
                                                                 --------------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.

                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


NOTE G - EXPENSES ASSUMED BY ADVISER

The Adviser has assumed certain expenses incurred by the Fund, some in accordance with the Advisory Agreement (note B) and others on a voluntary basis, as follows:

Expenses assumed by the Adviser in accordance
  with the Advisory Agreement .....................................     $157,580

Expenses assumed by the Adviser on a voluntary
  basis - registration fees .......................................          772
                                                                        --------

Total expenses assumed by Adviser .................................     $158,352
                                                                        --------

The ratio of net expenses (after subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets was .85% for the six months ended June 30, 2000. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the period after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is .91% for the six months ended of June 30, 2000.)

Reference is made to note B.

                                                            Financial Highlights
                                                                   June 30, 2000


P A X W O R L D High Yield Fund, Inc.


The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                    Period
                                                               October 13, 1999
                                                                   (the date
                                                                   investment
                                                                   operations
                                                    Six Months     commenced)
                                                      Ended            to
                                                     June 30,     December 31,
                                                       2000           1999
                                                      ------         ------
                                                   (Unaudited)

     Net asset value, beginning of period .........   $ 9.67         $10.00
                                                      ------         ------

     Income from investment operations
       Investment income - net ....................     .418           .093
       Net realized and unrealized (loss)
         on investments ...........................    (.350)         (.330)
                                                      ------         ------
       Total from investment operations ...........     .068          (.237)
                                                      ------         ------

     Less distributions
       Dividends from investment income, net ......     .418           .093
                                                      ------         ------

     Net asset value, end of period ...............   $ 9.32         $ 9.67
                                                      ------         ------

2.   TOTAL RETURN .................................      .75%         (2.46)%

3.   RATIOS AND SUPPLEMENTAL DATA

     Ratio of total expenses to average net
       assets (A)(B) ..............................      .91%         2.01%

     Ratio of investment income - net, to
       average net assets (A) .....................     9.13%         6.40%

     Portfolio turnover rate ......................    37.16%         7.10%

     Net assets, end of period ('000s) ............   $8,042        $2,914

     Number of capital shares outstanding,
     end of period ('000s) ........................      862           301

(A) These ratios have been annualized for the six months ended June 30, 2000 and the period ended December 31, 1999.

(B) This ratio is based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

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                                    ~ Notes ~




                                       54
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                                    ~ Notes ~




                                       55
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                                    ~ Notes ~




                                       56
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(INSIDE BACK COVER)


                          ACCOUNT OPTIONS AND SERVICES*

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.


TYPES OF ACCOUNTS

REGULAR ACCOUNTS: Individual, business and trust accounts are available for all Pax World Funds.

TRADITIONAL IRA: Certain individuals can make tax-deductible contributions to this account up to a maximum of $2,000 per year. Taxes are paid only when funds are withdrawn, usually in retirement, when investors may be in a lower tax bracket.

ROTH IRA: Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA: This is an easy-to-maintain retirement plan designed for small businesses of up to 100 employees.

SEP IRA: This is an employer-funded retirement plan popular with small businesses and self-employed persons.

EDUCATION IRA & UNIFORM GIFT TO MINORS ACCOUNT (UGMA): These plans provide excellent ways to save for a child's education.

403(B)(7) PENSION PLAN: This plan is available to persons employed by non-profit organizations.

SERVICES

AUTOMATIC INVESTMENT PLAN: This plan offers the convenience of "dollar-cost averaging." You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax account on a monthly or quarterly basis.

VOLUNTARY WITHDRAWAL PLAN: This plan makes it possible for investors to receive a monthly check from their Pax account. This plan requires a minimum investment of $10,000.

ONLINE ACCOUNT ACCESS: Utilizing a unique ID number and PIN, you can access your Pax account(s) online to review your account balances or histories; purchase or redeem fund shares (not yet available for IRA accounts); or make exchanges between different Pax World Funds.

WWW.PAXFUND.COM: Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view CONNECTION - our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.


*For more complete information, including charges and expenses, on any fund at Pax World Funds, please request a prospectus (which should be read carefully before investing) by calling (800)767-1729 between 9:00 A.M. and 8:00 P.M. (Eastern time) Monday through Friday, via e-mail at info@paxfund.com or by visiting our website at www. paxfund.com anytime.

(BACK COVER)


PAXWORLD
INVESTING FOR POSITIVE CHANGE

PAX World
224 State Street
Portsmouth, NH 03801
800.767.1729
web www.paxfund.com
email info@paxfund.com



For general information:
800.767.1729

For shareholder account information:
800.372.7827

For broker services:
800.635.1404

Address all account inquiries to:
PAX World
P.O. Box 8930
Wilmington, DE 19899


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